                                                                      EXHIBIT 10

                               SECOND AMENDMENT
                                      TO
                               CREDIT AGREEMENT
                               ----------------

    This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September __, 1997 is by and among UFP TECHNOLOGIES, INC. ("UFP"), a Delaware corporation having is principal place of business at 172 East Main Street, Georgetown, Massachusetts 01833, MOULDED FIBRE TECHNOLOGY, INC. ("MFT"), a Maine corporation having its principal place of business at 301 U.S. Route One, Scarborough, Maine 04074 (UFP and MFT are collectively referred to herein as the "Borrowers" and individually as a "Borrower") and BANKBOSTON, N.A. (successor by merger to BAYBANK), a national bank with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

    WHEREAS, the Borrowers and the Bank are parties to that certain Credit Agreement dated as of June 30, 1995, as amended pursuant to a First Amendment dated May 31, 1996, (as herein amended, the "Credit Agreement"); and

    WHEREAS, the Borrowers and the Bank have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein;

    NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree to amend the Credit Agreement as follows;

    1.  Definitions.  All capitalized terms used herein without definition shall
        -----------
have the meanings ascribed to them in the Credit Agreement.

    2.  Amendment to (S)1 of the Credit Agreement.
        -----------------------------------------

        (a) The following definitions in (S)1 of the Credit Agreement are hereby deleted and the following substituted in place thereof:

        "LIBOR Rate Margin: With respect to any LIBOR Rate Loan, one and three
        ------------------
    quarters of one percent (1 3/4%) per annum."

        "Loan: Any loan made or to be made to the Borrowers pursuant to (S)(S)2,
        -----
    3, 4 and 4A hereof."

         "Maturity Date: June 30, 1998 or such earlier date on which any of the
         --------------
    Loans may become due and payable."

         "Security Documents: The Amended and Restated Security Agreement, dated
         -------------------
    as of September __, 1997 between UFP and the Bank, the Amended and Restated Security Agreement, dated as of September __, 1997 between MFT and the Bank, the Patent Collateral Assignment and Security Agreement, dated as of the date hereof between UFP and the Bank, the Patent Collateral Assignment and Security Agreement dated as of the date hereof between MFT and the Bank, the Trademark Collateral Security and Pledge Agreement, dated as of the date hereof between UFP and the Bank, and the Assignment of Trademarks and Service Marks dated as of the date hereof between UFP and the Bank."

         "Working Capital Commitment: The obligation of the Bank to make Loans
         ---------------------------
    pursuant to (S)2.1 to the Borrowers up to an aggregate outstanding principal amount not to exceed $5,000,000, as such amount may be reduced from time to time or terminated hereunder."

         (b) The following definitions in (S)1 of the Credit Agreement are hereby amended as follows:

              (i)  The definition of "Base Accounts" is hereby amended by
                                      -------------
         deleting the clause contained in subsection (v) thereof its entirety and substituting therefor "intentionally omitted"; and

              (ii) The definition of "Base Inventory" is hereby amended by
                                      --------------
         deleting the clause contained in subsection (iii) thereof in its entirety and substituting therefor "intentionally omitted";

    3. The following new definitions are added to (S)1 of the Credit Agreement in appropriate alphabetical sequence:

         "Secured Loans: Any loan made or to be made to the Borrowers pursuant
           -------------
    to (S)4 and 4A hereof."


         "Secured Obligations: All indebtedness, obligations and liabilities of
          -------------------
    the Borrowers to the Bank, existing on the date of this Agreement or arising thereafter, direct or indirect joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any other Loan Document in respect of any of the Secured Loans and the Notes relating thereto or other instruments, at any time including any thereof."


    4.   Amendment to (S)2.2(b) of the Credit Agreement. Section 2.2(b) is
         ----------------------------------------------
hereby amended by replacing the principal amount of "$4,500,000" with the principal amount of "$5,000,000".

     5.    Amendment to (S)9.30(b) of the Credit Agreement.  Section 9.30(b) is
           -----------------------------------------------
hereby deleted in its entirety and the following substituted in place thereof:

                 "(b) permit Tangible Net Worth to be less than $11,000,000 at any time;"

     6.    Addition to Credit Agreement.  The Credit Agreement is hereby amended
           ----------------------------
by adding a new Section 4A immediately following Section 4 thereof as follows:

     "4A.  1997 TERM LOAN FACILITY.
           -----------------------

     4A.1. The 1997 Term Loan. (a) Upon the terms and subject to the conditions
           ------------------
of this Agreement, the Bank agrees to make a term loan (the "1997 Term Loan") to the Borrowers on the date hereof. The 1997 Term Loan shall be in the maximum principal amount of $1,000,000. The 1997 Term Loan shall be evidenced by a promissory note of the Borrower, in the form and substance satisfactory to the Bank (the "1997 Term Note"), dated as of September ___, 1997 and payable to the order of the Bank.

     4A.2  Interest.
           --------

     So long as no Event of Default is continuing, the Borrower shall pay interest on the 1997 Term Loan at a rate per annum which is equal to 8.47%, such interest to be payable in arrears on the first day of each calendar month for the immediately preceding calendar month, commencing with the first such day following the date hereof. While an Event of Default is continuing, amounts payable under any of the Loan Documents shall bear interest (compounded monthly and payable on demand in respect of overdue amounts) at a rate per annum which is equal to the sum of (a) the Prime Lending Rate, and (b) two percent (2%) above the rate of interest otherwise applicable to the 1997 Term Loan until such amount is paid in full or (as the case may be) such Event of Default has been cured or waived in writing by the Bank (after as well before judgment).

     4A.3. Repayments and Prepayments.
           --------------------------

     The Borrowers hereby promise to pay to the Bank the principal amount of the 1997 Term Loan in forth-eight (48) consecutive equal monthly installments due on the last day of each calendar month, commencing September 30, 1997 with a final payment of the full amount of the remaining balance of the Term Loan on August 31, 2001. The Borrowers may elect to prepay the outstanding principal of all or any part of the 1997 Term Loan, without premium or penalty, in a minimum amount of $100,000 or an integral multiple thereof, upon written notice to the Bank given by 10:00 a.m. Boston time on the date of such prepayment, of the amount to be prepaid. Each repayment or prepayment of principal of the 1997 Term Loan shall be accompanied by payment of the unpaid interest accrued to such date of the principal being repaid or prepaid and shall be applied against the scheduled installments of principal due on the 1997 Term Loan in the inverse order of maturity. No amount repaid with respect to the 1997 Term Loan may be reborrowed."

     7. This Amendment shall become effective upon the satisfaction of each of the following conditions:

           (a) This Amendment shall have been executed and delivered by the respective parties hereto;

           (b) The Borrowers shall have executed and delivered to the Bank a Second Amended and Restated Note in the form of Exhibit A hereto;

           (c) The Borrowers shall have executed and delivered to the Bank two Amended and restated Security Agreements in the form of Exhibit B-1 and Exhibit B-2 hereto;

           (d) The Borrowers shall have executed and delivered to the Bank the 1997 Term Note in the form of Exhibit C hereto;

           (e) The Bank shall have executed UCC-3 financing statements releasing accounts receivable and inventory from the collateral;

           (f) Each of the Borrowers shall have delivered to the Bank certified copies of corporate resolutions satisfactory to the Bank authorizing this Amendment, the Second Amended and Restated Note, the Amended and Restated Security Agreements and the 1997 Term Note and all related documents;

           (g) Each of the Borrowers shall have delivered to the Bank copies, certified by a duly authorized officer of each Borrower to be true and complete on the date hereof, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date;

           (h) Each of the Borrowers shall have delivered to the bank an incumbency certificate, dated as of the date hereof, signed by a duly authorized officer of the Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of such Borrower each of the documents to which such Borrower is or is to become a party; and (ii) to give notices and to take other action on its behalf under the documents to which it is a party; and

                (i) The Borrowers shall have delivered to the Bank a legal opinion from counsel to the Borrowers in form and detail satisfactory to the Bank.

            8. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement, shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

            9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

            10. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be held by the Bank.

        IN WITNESS WHEREOF, the parties have executed this Amendment under seal this ______ day of September, 1997.

                                        UFP TECHNOLOGIES, INC.



                                        By:     /s/ Paul J. Greenler
                                                ---------------------
                                        Name:   Paul J. Greenler
                                        Title:  Vice President and Chief
                                                Financial Officer


                                        MOULDED FIBRE TECHNOLOGY, INC.



                                        By:     /s/ Paul J. Greenler
                                                ---------------------
                                        Name:   Paul J. Greenler
                                        Title:  Vice President and Chief
                                                Financial Officer



                                        BANKBOSTON, N.A.



                                        By:     /s/ Randall Kutch
                                                ---------------------
                                        Name:   Randall Kutch
                                        Title:  Vice President

                       SECOND AMENDED AND RESTATED NOTE

$5,000,000                                      September ____, 1997

        FOR VALUE RECEIVED, each of the undersigned UFP TECHNOLOGIES, INC. ("UFP"), a Delaware corporation, and MOULDED FIBRE TECHNOLOGY, INC. ("MFT"), a Maine corporation (UFP and MFT are collectively referred to herein as the "Borrowers"), hereby promises to pay to the order of BANKBOSTON, N.A. (successor by merger to BAYBANK), a national bank (the "Bank") at the Bank's head office at 100 Federal Street, Boston, MA 02110:

                (a) prior to or on June 30, 1998 the principal amount of Five Million Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of Loans advanced by the Bank to the Borrowers pursuant to (S)2.1 of the Credit Agreement dated as of June 30, 1995, as amended as of May 31, 1996 and as amended as of September ___, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers and the Bank;

                (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

        This Note constitutes the second amendment and restatement in its entirety of the note dated June 30, 1995 of the Borrowers to the Bank.

        This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

        The Borrowers irrevocably authorize the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Loans shall be prima facie evidence of the principal amount
                                   ----- -----
thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

        The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal on this Note on the terms and conditions specified in the Credit Agreement.

        If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

        No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

        The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

        THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. THE BORROWERS HEREBY WAIVE ANY

                                      -2-

OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, each of the undersigned have caused this Note to be signed in its respective corporate name and its respective corporate seal to be impressed thereon by its duly authorized officer as of the day and the year first above written.

[Corporate Seal]

                                        UFP TECHNOLOGIES, INC.



                                        By:     /s/ Paul J. Greenler
                                           -------------------------------
                                        Name:   Paul J. Greenler
                                        Title:  Vice President and Chief
                                                 Financial Officer


[Corporate Seal]

                                        MOULDED FIBRE TECHNOLOGY, INC.



                                        By:     /s/ Paul J. Greenler
                                           -------------------------------
                                        Name:   Paul J. Greenler
                                        Title:  Vice President and Chief
                                                 Financial Officer

                       *[Loan Spreadsheet Appears Here]

                                1997 TERM NOTE
                                --------------

$1,000,000                                  September ___, 1997

FOR VALUE RECEIVED, each of the undersigned UFP TECHNOLOGIES, INC. ("UFP"), a Delaware corporation, and MOULDED FIBRE TECHNOLOGY, INC. ("MFT"), a Maine corporation (UFP and MFT are collectively referred to herein as the "Borrowers"), hereby promises to pay to the order of BANKBOSTON, N.A. (successor by merger to BAYBANK), a national bank (the "Bank") at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110

             (a) prior to or on August 31, 2001 the principal amount of One Million Dollars ($1,000,000), evidencing the 1997 Term Loan made by the Bank to the Borrowers pursuant to (S)4A of the Credit Agreement dated as of June 30, 1995 as amended pursuant to a First Amendment dated May 31, 1996 and a Second Amendment dated as of September ___, 1997 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrowers and the Bank;

             (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

             (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

        This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

The Borrowers irrevocably authorize the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records,

        This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, each of the undersigned have caused this Note to be signed in its respective corporate name and its respective corporate seal to be impresses thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal}

                                        UFP TECHNOLOGIES, INC.



                                        By:       /s/ Paul J. Greenler
                                           -------------------------------
                                           Name:  Paul J. Greenler
                                           Title: Vice President and
                                                  Chief Financial Officer

[Corporate Seal]


                                        MOULDED FIBRE TECHNOLOGY, INC.



                                        By:       /s/ Paul J. Greenler
                                           -------------------------------
                                           Name:  Paul J. Greenler
                                           Title: Vice President and
                                                  Chief Financial Officer